UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Report to Shareholders

Inflation Protected Bond Fund	November 30, 2011

The views and opinions in this report were current as of November 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Treasury inflation protected securities (TIPS) rallied in the last six months due to higher-than-expected consumer prices and the Federal Reserve’s zero interest rate policy. The Fed’s announcement that it would not raise interest rates until at least mid-2013 and its introduction of additional prescriptions to spur growth were made against a backdrop of high unemployment and the continued sagging housing sector. The Fed moves were widely interpreted as an insurance policy against another recession. Indeed, fresh evidence that Europe was slipping into recession prompted a sell-off in equity markets and a sharp decline in Treasury yields, which supported the rally in TIPS.

PERFORMANCE COMPARISON

Your fund returned 7.06% for the six-month period ended November 30, 2011. The fund underperformed the Barclays Capital U.S. TIPS Index but surpassed its Lipper peer group average in the last six months. Our shorter duration than the benchmark hampered performance. The portfolio consists predominantly of TIPS, and we retained a high level to take advantage of higher inflation and the expectation that the Fed would allow inflation to exceed its target rate of about 2.0% until at least 2013 before raising rates. While TIPS represent a full 93% of the fund, well within its historical range, the level is lower than our benchmark, which hindered results somewhat. Over the last six months, we retained a small position in nondollar inflation-linked securities to take advantage of currencies that seem likely to appreciate over time. We slightly reduced our exposure in both mortgage-backed securities (MBS) to 0.9% from 1.1% and commercial mortgage-backed securities (CMBS) to 0.8% from 1.0%.

ECONOMY AND INTEREST RATES

The U.S. economy improved in fits and starts over the last six months. Manufacturing and job creation improved, though the pace and consistency of better data were uneven. While growth picked up during the period, a political showdown over the debt limit in Washington drained consumer confidence and led to a fiscal stalemate and a downgrade of the U.S. credit rating from its high perch. Worries grew that the U.S. might follow Europe into a “double dip” recession, although data late in the period suggested that the economy was continuing to expand, albeit at a meager pace that left unemployment at very high levels.

With fiscal policy effectively sidelined, investors kept a close eye on the Fed and its willingness and capacity to engage in further monetary stimulus. In late summer, the Fed announced its intention to keep short-term interest rates near 0% for the next two years, and on September 21, a divided Federal Reserve policymaking committee announced a new round of monetary stimulus. Dubbed Operation Twist, the Fed’s plan involved trading $400 billion of its short-term Treasury holdings for longer-term issues, including TIPS, through June 2012 in an effort to spur borrowing and aid the housing sector. The Fed also announced its intention to resume mortgage purchases. Many investors worried that lowering borrowing costs would accomplish little in the face of high unemployment, however.

Market uncertainty and the resulting preference by investors for high-quality fixed income assets led to a sharp reversal in bond yields during the latter half of the year. As investor optimism evaporated, 10-year Treasury yields fell from a high of 3.72% in the first quarter of 2011 to near historic lows in November. Volatility within the financial markets led to disparate effects across fixed income sectors despite the Fed’s accommodative stance. U.S. Treasuries posted their best performance since the start of the financial crisis in 2008, while the investment-grade corporate sector and certain parts of the mortgage market struggled to keep pace. However, asset-backed and commercial mortgage-backed securities managed to exceed the returns on comparable Treasuries.

We can get a good idea of the market’s inflation expectations by comparing the yield of inflation protected and conventional Treasury securities with comparable maturities. For example, if a 10-year TIPS and a conventional 10-year Treasury were both yielding 4.00%, we can assume that the inflation expectations would be near zero. At the end of the reporting period, the difference between a 10-year TIPS yielding -0.01% and a conventional Treasury yielding 2.07% was about 208 basis points (100 basis points equals 1%). Such inflation expectations are in line with where they were six months ago but only slightly above the 2.0% annual growth rate of the core consumer price index (CPI), which excludes food and energy costs. While TIPS holders are compensated for headline inflation, which grew at an annual rate of 3.6% at the end of November, core inflation remains an important proxy for the strength of underlying price changes, which have picked up in recent months.

At the end of November, real (inflation-adjusted) yields on five-year TIPS declined to -0.93% from -0.39% six months ago, continuing to suggest that investors are willing to pay a premium to receive inflation protection over the next five years. Such valuations have persisted since the Fed announced a series of steps to keep interest rates low and took other measures to spur borrowing and aid the housing sector. Further out on the yield curve (see the glossary for definition), the 10-year TIPS currently is yielding -0.01%, much lower than 0.76% from six months ago. Such unfavorable TIPS valuations provide little opportunity for appreciation should the prospects of economic recovery and job growth suddenly improve and the general level of interest rates rebound as a result.

PORTFOLIO STRATEGY

Our sector weights have not shifted dramatically over the past six months. At the end of November, about 93% of the fund’s holdings were in TIPS, nearly identical to six months ago. We maintained significant exposure to the securities despite our concern about negative real yields and weaker energy and commodity prices earlier in the period, which we thought would translate into downward pressure on inflation. This, of course, did not materialize, which benefited the fund. However, in a climate of heightened inflation, the fund slightly underperformed the benchmark, which has a 100% allocation to TIPS. We decreased our weights modestly in nondollar currencies after their strong performance and reduced our weighting in MBS and CMBS, which have held their own over the last six months.

Consistent with our efforts to reduce volatility and seek additional returns for shareholders by deploying some assets outside the U.S., we maintained exposure to currencies that we think will strengthen relative to the U.S. dollar and the euro over the longer term. That was not the case over the last six months, and our nondollar bets were somewhat undermined by investor caution and the strength of the dollar, particularly relative to the euro, which suffered from sovereign debt pressures. However, we believe the dollar will weaken over the medium to long term as the U.S. faces growing pressures on budget deficits and long-term debt issues. Relatively high growth rates support Asian currencies, such as the South Korean won and Malaysian ringgit, versus the U.S. dollar and Japanese yen. Like several other developed European countries that have remained outside the eurozone, Norway remains a fiscal and monetary sanctuary, which keeps the krone appealing relative to the euro. High real rates support a meaningful exposure to Mexican inflation-linked bonds and to the peso. Canada also offers attractive opportunities among inflation-linked bonds to diversify and gain currency exposure opportunistically.

Over the past six months, the fund generally maintained a shorter duration than the benchmark. At the end of November, the fund’s duration was 5.1 years versus 4.7 years at the end of May. Such defensive positioning, which made the fund relatively less sensitive to changes in interest rates, hurt performance during the six-month period but reflects our intention to do what we can to protect the assets of our shareholders.

OUTLOOK

Despite negative real yields, TIPS continue to attract buyers and perform well due to higher inflation, the persistence of an easy Fed monetary policy, and unsettling economic challenges in Europe and the U.S. The global economic slowdown suggests inflation levels that are closer to the Fed’s target rate of 2.0%. However, producer and commodity prices began moving higher late in the period, and the CPI is projected to run about 3.4% in 2011.

But markets, including the TIPS market, can get ahead of themselves. Indeed, 2012 inflation expectations have moved lower in recent weeks, suggesting that a number of headwinds have moderated economic activity, including the diminished but still important housing sector, which has been so anemic that, in many markets, mortgage payments are cheaper than rental costs. Unemployment declined to 8.6% during the period but remains stubbornly high, as corporations utilize technological improvements and offshore operations to avoid additional hiring. The European debt crisis has increased the likelihood of recession on the Continent. And emerging markets are seeing slower growth rates as a result of sluggish demand and have eased off the brakes on inflation to provide more fiscal and monetary support to spur growth.

As these events have unfolded, the prospect of sustaining the recent increase in core inflation has receded. Six months ago, we estimated annual core inflation at 1.5%. Today it stands at 2.0%. We believe the core rate will hold steady at about that level in 2012. With the recovery continuing to face pressures, there is, in our view, an outside chance that the Fed will implement another round of quantitative easing. What form that would take—whether through mortgage or Treasury securities purchases—is unclear. But the Fed has signaled that it does not regard the recent bump in inflation to be a trend. The Fed has said it will not raise rates until at least mid-2013. We believe TIPS may continue to benefit from a low interest rate policy. However, we would like for inflation expectations to moderate further before we add to our TIPS allocation.

We ended the period with our TIPS position at almost the same percentage as in May, when economic growth hit a similar soft patch. As we move forward, we will continue to seek opportunities outside the TIPS sector. We believe valuations of MBS and CMBS are becoming more appealing and their income-generating feature is a good complement to the fund. Currencies of faster-growing economies continue to offer us a useful means to add return, and we remain particularly interested in currencies that should continue to appreciate against the dollar and the euro in the near term.

While we cannot time the onset of renewed inflation, we know that inflation can accelerate quickly and erode investors’ and consumers’ purchasing power. TIPS holdings offer inflation protection, and within a broader asset allocation context, they give investors the opportunity to diversify their portfolios. We believe the case for maintaining a TIPS allocation remains valid, but we do not expect to see in the next six months the extraordinary returns that we enjoyed in the last six months.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

YIELD DATA CORRECTION

Due to a systems error, the 30-day SEC yield published in the May 31, 2011, annual report for the Inflation Protected Bond Fund was incorrect.

The correct 30-day yield as of May 31, 2011, was 0.68%. We apologize for any inconvenience caused by this error.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital U.S. TIPS Index: An unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one- percentage-point rise in interest rates, and vice versa.

Fed funds target rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper average: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/11	Year Ended 5/31/11	5/31/10	5/31/09	5/31/08	5/31/07
NET ASSET VALUE						
Beginning of period	$ 12.45	$ 11.82	$ 11.08	$ 11.51	$ 10.65	$ 10.54
Investment activities						
Net investment income[1]	0.22[2]	0.43[2]	0.38[2]	0.12[2]	0.59[2]	0.44[2]
Net realized and unrealized gain (loss)	0.66	0.48	0.58	(0.19)	0.75	(0.04)
Total from investment activities	0.88	0.91	0.96	(0.07)	1.34	0.40
Distributions						
Net investment income	(0.06)	(0.14)	(0.15)	(0.12)	(0.16)	(0.16)
Net realized gain	–	(0.14)	(0.07)	(0.21)	(0.32)	(0.13)
Tax return of capital	–	–	–	(0.03)	–	–
Total distributions	(0.06)	(0.28)	(0.22)	(0.36)	(0.48)	(0.29)
NET ASSET VALUE						
End of period	**$ 13.27**	**$ 12.45**	**$ 11.82**	**$ 11.08**	**$ 11.51**	**$ 10.65**

Ratios/Supplemental Data

Total return[3]	**7.06%[2]**	**7.80%[2]**	**8.73%[2]**	**(0.44)%[2]**	**12.80%[2]**	**3.79%[2]**
Ratio of total expenses to average net assets	0.50%[2][4]	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]
Ratio of net investment income to average net assets	3.35%[2][4]	3.53%[2]	3.33%[2]	1.13%[2]	5.24%[2]	4.08%[2]
Portfolio turnover rate	3.9%	18.0%	11.2%	33.6%	7.5%	14.3%
Net assets, end of period (in thousands)	$ 484,864	$ 387,377	$ 335,378	$ 256,586	$ 209,387	$ 100,733

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.8%		
Commercial Mortgage Backed Securities 0.8%		
Banc of America Commercial Mortgage Series 2005-3, Class A3A 4.621%, 7/10/43	1,000	1,000
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	1,750	1,830
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4, VR 5.814%, 6/12/43	930	1,004
Total Non-U.S. Government Mortgage-Backed Securities (Cost $2,646)		3,834
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.9%		
U.S. Government Obligations 0.9%		
Government National Mortgage Assn.		
4.00%, 10/20/41	2,668	2,846
5.50%, 10/20/39	893	1,000
6.00%, 3/15 - 12/15/38	320	360
6.50%, 8/15/38	25	29
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $4,134)		4,235
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 93.0%		
U.S. Treasury Obligations 93.0%		
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	30,215	36,069
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	28,634	34,961
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	9,552	12,709
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/41	11,443	15,317
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	11,507	14,523
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	5,794	7,431

U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	6,340	8,386
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	575	878
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	8,432	13,053
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	3,084	3,223
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/15	15,704	16,494
U.S. Treasury Inflation-Indexed Notes, 0.625%, 4/15/13	5,367	5,457
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/21	39,259	41,596
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	5,056	5,595
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	14,887	16,806
U.S. Treasury Inflation-Indexed Notes, 1.375%, 1/15/20	18,885	21,369
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	12,832	13,911
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18	21,475	24,421
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	14,422	15,087
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15	8,130	9,005
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/19	13,760	16,140
U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/14	14,833	15,778
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14	38,016	41,135
U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/16	2,515	2,822
U.S. Treasury Inflation-Indexed Notes, 2.125%, 1/15/19	11,782	13,951
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16	9,437	10,957
U.S. Treasury Inflation-Indexed Notes, 2.625%, 7/15/17	18,390	21,951
U.S. Treasury Inflation-Indexed Notes, 3.00%, 7/15/12	11,394	11,649
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $403,046)		450,674

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.0%

Treasuries 3.0%

Government of Canada, Treasury Inflation-Indexed 4.25%, 12/1/26 (CAD)	4,119	6,378

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/11	Value 5/31/11
T. Rowe Price Term Asset-Backed Opportunity Fund	$ -$	210**	$ 15	$ 199	$ 429
T. Rowe Price Government Reserve Investment Fund, 0.11%	¤	¤	4	7,262	6,337
Totals			$ 19	$ 7,461	$ 6,766

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 7,468
Dividend income	4
Interest income	15
Investment income	$ 19
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/11
Investment Income (Loss)	
Income	
Interest	8,471
Dividend	4
Total income	8,475
Expenses	
Investment management	772
Shareholder servicing	295
Prospectus and shareholder reports	25
Custody and accounting	90
Registration	35
Legal and audit	12
Directors	3
Miscellaneous	5
Reductions of fees and expenses	
Investment management fees waived	(136)
Total expenses	1,101
Net investment income	7,374
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	729
Futures	(172)
Foreign currency transactions	28
Net realized gain	585
Change in net unrealized gain (loss)	
Securities	20,476
Futures	24
Other assets and liabilities denominated in foreign currencies	496
Change in net unrealized gain	20,996
Net realized and unrealized gain	21,581
INCREASE IN NET ASSETS FROM OPERATIONS	$ 28,955

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at November 30, 2011, totaled $(20,000) for the six months ended November 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2011, the fund held foreign exchange derivatives with a fair value of $257,000, included in unrealized gain on forward currency exchange contracts, and $91,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 4% and 8% of net assets.

Futures Contracts The fund is subject to interest rate risk and/or foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options on futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. Call and put options on futures contracts give the holder the right, in return for a premium paid, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers to the holder the futures position as well as the accumulated balance in the writer’s futures margin account, which represents the difference between the futures contract price on the exercise date and the exercise price of the option. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options and/or futures markets; trading restrictions imposed by an exchange; underlying futures prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates; and for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2011, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2011, no collateral had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of November 30, 2011, collateral pledged by counterparties to the fund consisted of securities valued at $388,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $8,325,000 and $3,596,000, respectively, for the six months ended November 30, 2011. Purchases and sales of U.S. government securities aggregated $77,602,000 and $13,145,000, respectively, for the six months ended November 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010, and May 31, 2011, and totaled $126,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2011, the fund had $3,474,000 of available capital loss carryforwards, which expire as follows: $2,003,000 in fiscal 2017 and $1,471,000 in fiscal 2018. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period but must be used before capital loss carryforwards with expiration dates. It is possible that all or a portion of the fund’s current capital loss carryforwards could expire unused.

At November 30, 2011, the cost of investments for federal income tax purposes was $432,948,000. Net unrealized gain aggregated $47,957,000 at period-end, of which $49,681,000 related to appreciated investments and $1,724,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through September 30, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2014. Pursuant to this agreement, management fees in the amount of $136,000 were waived during the six months ended November 30, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $1,044,000 remain subject to repayment at November 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2011, expenses incurred pursuant to these service agreements were $77,000 for Price Associates; $131,000 for T. Rowe Price Services, Inc.; and $56,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/ or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of November 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 226,474 shares of the fund, representing 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 23, 2012

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 23, 2012